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                           ALLMERICA INVESTMENT TRUST

       SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2001

         Effective May 1, 2002, UBS Global Asset Management (Americas) Inc. ("UBS Global AM") and Goldman Sachs Asset Management ("GSAM"), a business unit of the Investment Management Division ("IMD") of Goldman, Sachs & Co. ("GS & Co.") will replace Morgan Stanley Investments LP (formerly Miller Andersen & Sherrerd, LLP, ("Morgan Stanley")) as Sub-Advisers of the Core Equity Fund (the "Fund") of Allmerica Investment Trust (the "Trust"). UBS Global AM and GSAM initially each will manage approximately one-half of the Fund assets.

                                 ***************

         The section "Investment Management and Other Services is amended to delete the information about Morgan Stanley and add the following:

         UBS Global Asset Management (Americas) Inc. ("UBS Global AM") is located at 209 South LaSalle Street, Chicago, IL 60604, first began managing institutional assets through its predecessor entities Brinson Partners, Inc. and First Chicago Investment Advisors in 1974. Swiss Bank Corporation ("SBC") acquired the firm in 1995. In 1998, SBC merged with Union Bank of Switzerland to form UBS AG. UBS Global AM is a member of the UBS Global Asset Management business group (the "Group") of UBS AG. As of December 31, 2001, UBS Global AM had approximately $40 billion in assets under management and the Group had approximately $400 billion in assets under management.

         Goldman Sachs Asset Management ("GSAM"), a business unit of the Investment Management Division ("IMD") of Goldman, Sachs & Co., ("GS & Co."), is located at 32 Old Slip, New York, NY 10005. GS & Co. was originally founded in 1869 and GSAM has been a registered investment adviser under the Investment Advisers Act of 1940 since 1981. As of December 31, 2001 GSAM had approximately $329.6 billion in assets under management.

         For its services, UBS Global AM will receive a fee computed daily and paid quarterly at an annual rate based on the average daily net assets of the Core Equity Fund (including another account of an affiliate of the Manager) that UBS Global AM manages, under the following schedule:

         Assets                                                 Rate
         ------                                                 ----

         First $10 Million ...................................  0.75%
         Next  $15 Million ...................................  0.60%
         Next  $25 Million ...................................  0.45%
         Next  $50 Million ...................................  0.35%
         Next  $200 Million ..................................  0.25%
         Next  $300 Million ..................................  0.20%
         Next  $250 Million ..................................  0.17%
         Over  $850 Million ..................................  0.15%


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For its services, GSAM will receive a fee computed daily and paid quarterly at an annual rate based on the average net assets of the Core Equity Fund (including another account of an affiliate of the Manager) that GSAM manages, under the following schedule:

          Assets                                         Rate

          First $300 Million.                            0.30%
          Over $300 Million                              0.25%


Dated:  April 18, 2002